Putnam Focused Equity Fund
The fund's portfolio
5/31/21 (Unaudited)

COMMON STOCKS (98.9%)(a)
	Shares	Value
Aerospace and defense (2.1%)
Raytheon Technologies Corp.	173,300	$15,373,443

		15,373,443
Airlines (2.0%)
Ryanair Holdings PLC ADR (Ireland)(NON)	130,400	15,224,200

		15,224,200
Banks (3.3%)
Citigroup, Inc.	313,620	24,685,030

		24,685,030
Beverages (2.8%)
Constellation Brands, Inc. Class A	88,340	21,176,865

		21,176,865
Biotechnology (4.3%)
AbbVie, Inc.	217,900	24,666,280
Ascendis Pharma A/S ADR (Denmark)(NON)	54,491	7,322,501

		31,988,781
Building products (1.9%)
Johnson Controls International PLC	209,200	13,920,168

		13,920,168
Capital markets (4.1%)
Apollo Global Management, Inc.	160,600	9,208,804
Credit Suisse Group AG ADR (Switzerland)(S)	553,400	6,098,468
KKR & Co., Inc. Class A	270,408	15,059,022

		30,366,294
Chemicals (1.7%)
Corteva, Inc.	281,800	12,821,900

		12,821,900
Electrical equipment (1.2%)
Emerson Electric Co.	91,100	8,717,359

		8,717,359
Electronic equipment, instruments, and components (1.2%)
Vontier Corp.(NON)	246,400	8,643,712

		8,643,712
Entertainment (1.5%)
Sea, Ltd. ADR (Thailand)(NON)	43,500	11,015,940

		11,015,940
Equity real estate investment trusts (REITs) (2.7%)
Vornado Realty Trust	422,166	19,960,008

		19,960,008
Food and staples retail (3.0%)
Walmart, Inc.	156,900	22,284,507

		22,284,507
Health-care equipment and supplies (2.8%)
Boston Scientific Corp.(NON)	250,781	10,670,732
Danaher Corp.	40,600	10,399,284

		21,070,016
Health-care providers and services (2.8%)
Cigna Corp.	80,400	20,811,540

		20,811,540
Hotels, restaurants, and leisure (4.0%)
Aramark	282,800	10,562,580
Hilton Worldwide Holdings, Inc.(NON)	155,914	19,531,347

		30,093,927
Household durables (0.4%)
HC Brillant Services GmbH (acquired various dates from 8/2/13 to 8/31/16, cost $502) (Private) (Germany)(NON)(F)(RES)	756	691
PulteGroup, Inc.	52,500	3,033,975

		3,034,666
Industrial conglomerates (1.6%)
Honeywell International, Inc.	52,389	12,097,144

		12,097,144
Insurance (5.8%)
AIA Group, Ltd. (Hong Kong)	1,347,600	17,225,054
Assured Guaranty, Ltd.	269,600	12,841,048
AXA SA (France)	486,426	13,393,825

		43,459,927
Internet and direct marketing retail (5.8%)
Amazon.com, Inc.(NON)	13,345	43,011,869

		43,011,869
IT Services (3.9%)
Fidelity National Information Services, Inc.	125,942	18,762,839
Mastercard, Inc. Class A	28,967	10,444,921

		29,207,760
Leisure products (0.8%)
Peloton Interactive, Inc. Class A(NON)	50,700	5,592,717

		5,592,717
Machinery (1.6%)
Otis Worldwide Corp.	150,037	11,752,398

		11,752,398
Media (5.9%)
Charter Communications, Inc. Class A(NON)	34,713	24,109,220
Sirius XM Holdings, Inc.(S)	3,120,653	19,504,081

		43,613,301
Oil, gas, and consumable fuels (7.0%)
Cenovus Energy, Inc. (Canada)	1,871,356	15,630,133
Enterprise Products Partners LP	792,312	18,706,486
Exxon Mobil Corp.	309,700	18,077,189

		52,413,808
Pharmaceuticals (1.3%)
AstraZeneca PLC ADR (United Kingdom)(S)	174,700	9,917,719

		9,917,719
Real estate management and development (0.8%)
Altisource Asset Management Corp. (Virgin Islands)(NON)(AFF)	337,785	5,769,368

		5,769,368
Road and rail (2.2%)
Union Pacific Corp.	71,148	15,989,090

		15,989,090
Semiconductors and semiconductor equipment (1.2%)
Applied Materials, Inc.	62,100	8,577,873

		8,577,873
Software (9.5%)
Adobe, Inc.(NON)	27,000	13,623,660
Microsoft Corp.	228,898	57,151,253

		70,774,913
Specialty retail (3.2%)
Home Depot, Inc. (The)	73,734	23,514,510

		23,514,510
Technology hardware, storage, and peripherals (6.5%)
Apple, Inc.	386,700	48,186,685

		48,186,685

Total common stocks (cost $595,356,643)		$735,067,438

CONVERTIBLE PREFERRED STOCKS (0.1%)(a)
	Shares	Value
Altisource Asset Management Corp. 0.00% cv. pfd. (acquired 2/18/21, cost $1,227,000) (Private) (Virgin Islands)(NON)(F)(RES)	81,800	$920,250

Total convertible preferred stocks (cost $1,227,000)		$920,250

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.00%, 2/15/25(i)	$441,000	$468,205

Total U.S. treasury obligations (cost $468,205)		$468,205

SHORT-TERM INVESTMENTS (4.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.10%(AFF)	Shares	25,547,925	$25,547,925
Putnam Short Term Investment Fund Class P 0.08%(AFF)	Shares	6,865,283	6,865,283
U.S. Treasury Bills 0.011%, 6/29/21(SEGSF)		$600,000	600,000
U.S. Treasury Bills 0.037%, 6/10/21(SEGSF)		100,000	100,000
U.S. Treasury Bills 0.009%, 7/6/21(SEGSF)		300,000	300,000
U.S. Treasury Bills 0.013%, 9/2/21(SEGSF)		1,331,000	1,330,958
U.S. Treasury Cash Management Bills 0.007%, 9/7/21(SEGSF)		500,000	499,979

Total short-term investments (cost $35,244,147)			$35,244,145
TOTAL INVESTMENTS

Total investments (cost $632,295,995)			$771,700,038

	FORWARD CURRENCY CONTRACTS at 5/31/21 (aggregate face value $166,244,385) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/16/21	$3,430,752	$3,376,760	$(53,992)
		Canadian Dollar	Buy	7/21/21	3,276,751	3,145,435	131,316
		Euro	Sell	6/16/21	2,352,781	2,289,157	(63,624)
		Swiss Franc	Sell	6/16/21	4,572,824	4,512,742	(60,082)
	Barclays Bank PLC
		British Pound	Buy	6/16/21	546,266	537,891	8,375
	Citibank, N.A.
		British Pound	Sell	6/16/21	1,775,046	1,747,834	(27,212)
		Canadian Dollar	Sell	7/21/21	14,592,574	14,004,624	(587,950)
		Danish Krone	Sell	6/16/21	7,375,967	7,339,821	(36,146)
		Euro	Sell	6/16/21	20,828,381	20,268,939	(559,442)
	Goldman Sachs International
		Euro	Sell	6/16/21	1,838,924	1,814,571	(24,353)
	HSBC Bank USA, National Association
		British Pound	Buy	6/16/21	19,094,748	18,725,659	369,089
		Canadian Dollar	Buy	7/21/21	10,144,898	9,947,624	197,274
		Euro	Sell	6/16/21	1,141,224	1,108,384	(32,840)
		Hong Kong Dollar	Sell	8/18/21	15,415,143	15,404,597	(10,546)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Buy	7/21/21	1,548,034	1,486,060	61,974
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/16/21	108,827	107,065	(1,762)
		Canadian Dollar	Sell	7/21/21	8,409,304	8,071,485	(337,819)
		Euro	Buy	6/16/21	803,261	783,745	19,516
		Hong Kong Dollar	Sell	8/18/21	2,590,260	2,589,278	(982)
	NatWest Markets PLC
		British Pound	Sell	6/16/21	9,282,268	9,142,581	(139,687)
	State Street Bank and Trust Co.
		British Pound	Sell	6/16/21	13,194,075	12,845,246	(348,829)
		Canadian Dollar	Sell	7/21/21	2,796,750	2,684,725	(112,025)
	UBS AG
		Canadian Dollar	Sell	7/21/21	12,574,066	12,068,749	(505,317)
		Euro	Sell	6/16/21	3,834,415	3,730,161	(104,254)
	WestPac Banking Corp.
		Canadian Dollar	Buy	7/21/21	8,866,523	8,511,252	355,271

	Unrealized appreciation						1,142,815

	Unrealized (depreciation)						(3,006,862)

	Total						$(1,864,047)
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2020 through May 31, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $743,402,162.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $920,941, or 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 8/31/20	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 5/31/21
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,279,275	$295,833,892	$293,565,242	$34,312	$—	$—	$—	25,547,925	$25,547,925
	Putnam Short Term Investment Fund**	10,078,448	153,025,564	156,238,729	21,368	—	—	—	6,865,283	6,865,283

	Total Short-term investments	33,357,723	448,859,456	449,803,971	55,680	—	—	—		32,413,208
	Common stocks‡
	Real estate
	Altisource Asset Management Corp. (Virgin Islands)	2,016,056	7,345,451	854,462	—	—	(2,761,387)	23,710	337,785	5,769,368

	Total Common stocks	2,016,056	7,345,451	854,462	—	—	(2,761,387)	23,710		5,769,368

	Totals	$35,373,779	$456,204,907	$450,658,433	$55,680	$—	$(2,761,387)	$23,710		$38,182,576
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $25,547,925 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $24,754,744.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	‡ Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $2,720,000.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $2,585,488 to cover certain derivative contracts.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $2,812,644 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,720,000 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$54,629,241	$—	$—
Consumer discretionary	105,246,998	—	691
Consumer staples	43,461,372	—	—
Energy	52,413,808	—	—
Financials	98,511,251	—	—
Health care	83,788,056	—	—
Industrials	93,073,802	—	—
Information technology	165,390,943	—	—
Materials	12,821,900	—	—
Real Estate	25,729,376	—	—

Total common stocks	735,066,747	—	691
Convertible preferred stocks	—	—	920,250
U.S. treasury obligations	—	468,205	—
Short-term investments	—	35,244,145	—

Totals by level	$735,066,747	$35,712,350	$920,941
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,864,047)	$—

Totals by level	$—	$(1,864,047)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of 8/31/20	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of May 31, 2021
Common stocks*:
Consumer discretionary	$677	$—	$—	$14	$—	$—	$—	$—	$691

Total common stocks	$677	$—	$—	$14	$—	$—	$—	$—	$691
Convertible preferred stocks	$4,084,519	—	(71,591,549)	77,408,731	1,227,000	(10,208,451)	—	—	$920,250
Preferred stocks	$8,000,001	—	(19,599,997)	19,599,993	—	(7,999,997)	—	—	$—

Totals	$12,085,197	$—	$(91,191,546)	$97,008,738	$1,227,000	$(18,208,448)	$—	$—	$920,941
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $306,736 elated to Level 3 securities still held at period end.
Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$150,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com